UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07749

T. Rowe Price Financial Services Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Report to Shareholders

Financial Services Fund	June 30, 2016

The views and opinions in this report were current as of June 30, 2016. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Manager’s Letter

Fellow Shareholders

Stocks of financial services companies underperformed the broad market in the first half of 2016. The year got off to a rocky start amid elevated concerns about slowing economic growth in China and a potential recession in the U.S. The introduction of negative interest rates by the Bank of Japan and the UK’s vote to exit (Brexit) the European Union (EU) further fostered fears about the direction of rates and even the potential for negative rates in the U.S. Many segments of financial services benefit from rising rates, including banks and life insurers, and share prices of stocks among these groups were negatively affected. On the other hand, real estate investment trusts (REITs), property and casualty (P&C) insurers, and insurance brokers benefited from their countercyclical attributes and were among the best performers within the sector.

PERFORMANCE COMPARISON

Your fund returned -7.38% in the last six months, a disappointing start to the year. As shown in the Performance Comparison table, the fund underperformed the Lipper Financial Services Funds Index, the Morningstar Financial Average, and the Russell 3000 Financial Index.

The largest factor behind the fund’s underperformance was its position in capital markets stocks, including asset managers, investment banks, and broker-dealers. In 2015, we added to our capital markets positions, expecting that the market was already discounting a global economic downturn. Concerns about a slowdown in China and Brexit caused these stocks to further underperform in the first half of the year. Brexit, in particular, will likely hurt consumer and corporate confidence in the UK and the EU. That hit to confidence will, in turn, impact investments and spending. However, we believe that central banks will continue to provide economic stimulus and loose monetary policies, which should bolster cross-border capital markets activity. While low interest rates are an obstacle to banks’ ability to earn adequate returns from making loans, they should help drive mergers and acquisitions (M&A), consumer spending, and corporate capital expenditures. Capital markets companies, such as M&A advisors, asset managers, and broker-dealers, would benefit from increased consumer and corporate confidence and spending.

PORTFOLIO REVIEW

Your fund was well diversified across 88 issuers of securities as of June 30, and we have positioned the portfolio to benefit from long-term U.S. economic growth. Domestic banks—regional and money center banks—together represented approximately 26% of fund assets.

Our three largest positions in the fund, as shown in the Twenty-Five Largest Holdings table on page 11, were large-cap banks Citigroup, JPMorgan Chase, and State Street. Citigroup and State Street performed poorly in the first six months as a result of concerns surrounding their international exposure. We believe that Citigroup’s management has substantially lowered its systemic risk by increasing capital, reducing its exposure to riskier segments, and divesting businesses that no longer fit the company’s strategy and risk profile. The stock is trading at a highly discounted valuation based on our projection of the company eventually getting back to an annual increase in tangible book value (TBV) of over 10%. Citigroup’s excess capital position, which was reinforced by Federal Reserve stress test results, and expected return on equity (ROE) improvement should drive the valuation higher than today’s 71% of TBV. (Please refer to the portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

State Street was also negatively affected by low interest rates, but we are hopeful that the company will do a better job at managing expenses and improving margins than it has in recent years. The stock’s valuation of less than 11 times consensus earnings per share (EPS) for 2017, a nearly 25% discount to its average price-to-earnings (P/E) ratio over time, reflects the poor investor sentiment. We believe this creates an opportunity for long-term shareholders considering the quality, uniqueness, and long-term growth profile of the underlying business.

JPMorgan Chase also declined in the first half of the year. The company, which we believe is the best-managed of the money center banks, has continued to outperform peers operationally despite a very challenging environment. While we plan to keep JPMorgan as a long-term core position for the fund, we have modestly trimmed the position size because of its outperformance and the significant valuation discounts of other banks, such as Citigroup.

We took advantage of the near-term uncertainty in capital markets activity to add to Citigroup as well as another of our favorite global banks, Morgan Stanley, whose management team is working aggressively to reduce risk and capital requirements by shrinking its investment bank. With its growing private bank—which provides more consistent earnings and a higher ROE than the investment bank—and the opportunity to return an increasing amount of excess capital to shareholders, Morgan Stanley should trade at a higher valuation than its current 90% of TBV.

Although we have large positions in some major banking entities, the fund is underweight regional banks relative to our Lipper benchmark. We believe that interest rates will remain low as central banks will need to continue providing financial stimulus in the post-Brexit world. Our analysis suggests that consensus earnings estimates do not fully reflect how much net interest margins will decline over the next few years for a number of the banks. Moreover, there are a number of signs that credit losses are normalizing from a historically low level in recent years. This normalization will create more of a headwind for banks’ earnings and return on tangible equity.

Our positions among regional banks are generally concentrated in beaten-up and misunderstood stocks like Fifth Third Bancorp and takeover candidates, such as BankUnited, National Bank Holdings, Prosperity Bancshares, and Capital Bank Financial.

We remain optimistic about the potential for M&A activity within the financial services sector. We continue to be heavily invested in this theme through our positions in the investment banks and advisors, such as Lazard; small-cap P&C companies like ProAssurance and Safety Insurance Group; companies undergoing a significant turnaround effort that are worth more to a private acquirer, such as Waddell & Reed Financial; and the regional banks we mentioned.

During the two significant market sell-offs in the first six months of the year (early January through mid-February, and late June), we added to our position in Lazard on the expectation that the market was expecting a global economic downturn. Lazard, which provides clients with M&A and restructuring advisory services and manages a global asset management business, has significantly underperformed the market on concerns about whether M&A will stall following Brexit. Despite the likely near-term disruption in the company’s UK operations, we believe the stock—which is trading at 10 times consensus 2017 EPS with a dividend yield exceeding 6% (including special dividends)—is also discounting a broader and sustained slowdown, which we do not expect to materialize. We reduced our position in independent investment advisor LPL Financial Holdings. LPL, which has been a longtime fund holding, needs higher interest rates to generate the kind of earnings power that we were originally expecting for the company. With higher leverage (debt) than its peers, a greater headwind from the Department of Labor’s new fiduciary rule regarding retirement investment advice, and a mixed track record with respect to managing expenses, LPL no longer has the risk/reward profile that we had previously assumed.

Approximately 7% of the fund’s assets are invested outside the U.S., including 4% in the UK. The non-U.S. part of the portfolio detracted from our six-month performance, following a precipitous decline after the Brexit vote. Recognizing that the economic outlook in the UK is far worse than it would have been if Brexit had been voted down, we continue to own a position in UK commercial and retail bank Royal Bank of Scotland. The company has abundant excess capital following a large number of asset sales and divestitures in recent years and should be able to weather the uncertain environment. While it may take some time for the stock to meaningfully rebound from the current valuation of 52% of TBV, we remain long-term believers in the thesis.

We have taken advantage of significant price declines following the Brexit vote to buy shares in stable and countercyclical European and UK P&C insurers Zurich Insurance Group, RSA Insurance Group, Sampo, and Direct Line Insurance. We also bought a position in the less defensive, but extremely inexpensive, UK-based insurer Prudential.

We continue to look for opportunities to lean into uncertainty and buy good franchises at significantly discounted valuations. One such opportunity arose in the P&C claims adjustment company Crawford & Company. After several years of disappointing results, the stock struck a multi-year low earlier this year at less than eight times forward earnings, with a dividend yield exceeding 5%. We felt that the market was overlooking the company’s potential improvement under the new chief executive Harsha Agadi, who is committed to cutting expenses while re-energizing the company’s employee base and organic growth potential. Crawford was a top contributor to performance in the first six months of the year, and we believe it remains significantly undervalued.

Finally, if our expectation of the Fed’s inability to raise interest rates proves correct, REITs will continue to be strong performers. Our underweight position in REITs hurt performance in the first half of the year, but we have identified several stocks within the group that we believe provide us with the types of idiosyncratic investment opportunities we seek. SL Green Realty, which owns and operates a portfolio of highly regarded office properties in New York, significantly underperformed peers after concerns arose about cyclical headwinds in its markets during its fourth-quarter 2015 earnings conference call. Our research led us to believe that the stock was trading at a substantial discount to its net asset value and that the market was overly discounting some of the risks. We have also started positions in high-quality, but out of favor, REITs Vornado Realty Trust, Equity Residential, and AvalonBay Communities.

Two of the best-performing segments for the fund in the first six months of the year were title insurance and exchanges. We have long been overweight in these segments. Title insurers benefit from higher levels of mortgage originations, which have been boosted by low interest rates and a healthy U.S. consumer economy. While we view the group as a long-term core position, we have modestly trimmed our holdings recently following their significant outperformance and increased valuations. We have added to our position in Black Knight Financial Services, a software and data provider to the mortgage industry, which we believe is positioned to take market share in coming years.

We have long owned large positions in exchanges Intercontinental Exchange, CBOE Holdings, and CME Group. These exchange operators benefit from high levels of market volatility, which increases demand for their trading products and services and generates strong earnings growth as a result of extremely high incremental margins. The equity market disruptions in January through February and late June were a boon to the exchanges’ businesses and stock prices. We also started a position in Bats Global Markets, following its initial public offering in April.

OUTLOOK

Heading into the second half of the year, we expect solid U.S. economic growth to continue, but slower, or negative, growth in the UK and Europe may keep interest rates at or near historically low levels. Prior to the Brexit referendum, we had assumed a multiyear process of U.S. interest rate normalization. Now, even that seemingly conservative assumption appears optimistic. We are likely to see further quantitative easing among non-U.S. central banks, which may push rates lower globally, weaken other currencies versus the dollar, and limit the Fed’s ability to increase U.S. interest rates.

The UK and EU banks have been hit hard following Brexit, as they are the most clearly affected, and the odds of a recession in the UK and EU have increased substantially. The political and economic uncertainty will likely impact consumer and business spending. Further, with a number of other elections coming up over the next couple of years in EU member countries, there is the risk that Brexit will set a precedent for other EU countries to follow.

The good news, however, is that the global financial system is far stronger than it was in 2008. Banks have taken significant steps to strengthen their balance sheets in the wake of the financial crisis as regulatory requirements increased and stress tests became the norm. Accordingly, I worry less about Brexit’s risk of creating financial contagion.

In the absence of such systemic risk, the material decline of some U.S.-based global bank and brokerage stocks has created a buying opportunity. We have added to many of our highest-conviction names, including banks and capital market-related holdings, which our investment team thinks are well positioned to manage through an uncertain environment regardless of where interest rates go. We have been stress-testing balance sheets and thinking about the outlook for profits and losses under this new reality.

Outside the U.S., our initial move has been to add to positions in some of the higher-quality UK and European financial services companies that were hit hard following the Brexit vote. We are looking at financial companies with large excess capital positions that will support their operations even if EPS estimates are reduced to acknowledge the new reality. As always, we continue to look for individual turnaround stories in companies with strong managements.

Our goal is to outperform our benchmarks over the long term regardless of the economic backdrop. As a result, we continue to focus on stocks for which we feel we have an information advantage and that are significantly underpriced for any multitude of reasons, including controversy, complexity, or investment horizon. This bottom-up approach leads to a well-balanced portfolio, with many companies that fall into the “winners” group and others that we believe the market is incorrectly or shortsightedly putting into the “losers” group.

We thank you for your confidence in T. Rowe Price and in our investment management capabilities.

Respectfully submitted,

Gabriel Solomon
Chairman of the fund’s Investment Advisory Committee

July 22, 2016

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

The fund’s share price can fall because of weakness in the stock market, a particular industry, or specific holdings. Stock markets can decline for many reasons, including adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment manager’s assessment of companies held in a fund may prove incorrect, resulting in losses or poor performance, even in rising markets.

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. The banking industry can be significantly affected by legislation that has reduced the separation between commercial and investment banking businesses, changed the laws governing capitalization requirements and the savings and loan industry, and increased competition. In addition, changes in general economic conditions and interest rates can significantly affect the banking industry. Financial services companies may be hurt when interest rates rise sharply, although not all companies are affected equally. The stocks may also be vulnerable to rapidly rising inflation.

GLOSSARY

Lipper indexes: Fund benchmarks that consist of a small number of the largest mutual funds in a particular category as tracked by Lipper Inc.

Morningstar Financial Average: Tracks the performance of funds that seek capital appreciation by investing primarily in equity securities of financial services companies.

Price-to-earnings (P/E) ratio — 12 months forward: A valuation measure calculated by dividing the price of a stock by the analysts’ forecast of the next 12 months’ expected earnings. The ratio is a measure of how much investors are willing to pay for the company’s future earnings. The higher the P/E, the more investors are paying for a company’s earnings growth in the next 12 months.

Real estate investment trusts (REITs): Publicly traded companies that own, develop, and operate apartment complexes, hotels, office buildings, and other commercial properties.

Return on equity (ROE) — current fiscal year: A valuation measure calculated by dividing the company’s current fiscal year net income by shareholders’ equity (i.e., the company’s book value). ROE measures how much a company earns on each dollar that common stock investors have put into the company. It indicates how effectively and efficiently a company and its management are using stockholder investments.

Russell 3000 Financial Index: A subindex of the Russell 3000 Index that includes all of the financials sector components of the Russell 3000.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

PORTFOLIO HIGHLIGHTS

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/16
Citigroup	4.9%
JPMorgan Chase	3.9
State Street	3.6
Morgan Stanley	2.9
Intercontinental Exchange	2.8
American Express	2.3
Fifth Third Bancorp	2.3
National Bank Holdings	2.1
CNA Financial	2.1
Progressive	2.1
MetLife	2.0
Och-Ziff Capital Management	1.8
Prosperity Bancshares	1.8
Waddell & Reed Financial	1.8
FNF	1.8
Ameriprise Financial	1.7
RSA Insurance Group	1.6
Marsh & McLennan	1.5
State Auto Financial	1.4
BankUnited	1.4
Popular	1.4
CoreLogic	1.4
Zurich Insurance Group	1.4
Willis Towers Watson	1.4
Crawford	1.4
Total	52.8%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/16	Year Ended 12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
NET ASSET VALUE						
Beginning of period	$ 21.26	$ 22.22	$ 20.57	$ 14.94	$ 11.87	$ 14.17
Investment activities						
Net investment income[(1)]	0.15	0.31	0.20	0.17	0.21	0.12
Net realized and unrealized gain / loss	(1.72)	(0.45)	1.69	5.64	3.05	(2.29)
Total from investment activities	(1.57)	(0.14)	1.89	5.81	3.26	(2.17)
Distributions						
Net investment income	–	(0.25)	(0.24)	(0.18)	(0.19)	(0.13)
Net realized gain	–	(0.57)	–	–	–	–
Total distributions	–	(0.82)	(0.24)	(0.18)	(0.19)	(0.13)
NET ASSET VALUE						
End of period	**$ 19.69**	**$ 21.26**	**$ 22.22**	**$ 20.57**	**$ 14.94**	**$ 11.87**

Ratios/Supplemental Data

Total return[(2)]	**(7.38)%**	**(0.64)%**	**9.24%**	**38.93%**	**27.48%**	**(15.28)%**
Ratio of total expenses to average net assets	0.90%[(3)]	0.86%	0.87%	0.88%	0.94%	0.98%
Ratio of net investment income to average net assets	1.61%[(3)]	1.36%	0.98%	0.97%	1.50%	0.89%
Portfolio turnover rate	13.6%	38.1%	46.6%	48.7%	43.0%	40.0%
Net assets, end of period (in thousands)	$ 507,826	$ 632,719	$ 521,666	$ 568,796	$ 386,140	$ 267,061

(1) Per share amounts calculated using average shares outstanding method.

(2) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(3) Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 95.6%		
BANKS 27.5%		
Money Center Banks 10.0%		
Bank of America	484,464	6,429
Citigroup	582,500	24,692
JPMorgan Chase	318,020	19,762
		50,883
Non-U.S. Banks 1.4%		
Royal Bank of Scotland (GBP) (1)	2,890,560	6,808
		6,808
Regional Banks 16.1%		
Bancorp South	125,200	2,841
BankUnited	238,930	7,340
BNC Bancorp	49,900	1,133
Capital Bank Financial, Class A (2)	173,000	4,982
Cobiz Financial	231,500	2,709
Fifth Third Bancorp	672,000	11,820
First Horizon National	298,282	4,110
Live Oak Bancshares (2)	121,500	1,714
National Bank Holdings, Class A	525,000	10,689
Paragon Commercial (1)	8,500	298
Park Sterling	291,600	2,067
Popular	250,300	7,334
Preferred Bank	158,454	4,575
Prosperity Bancshares	178,880	9,121
Talmer Bancorp, Class A	79,900	1,532
Texas Capital Bancshares (1)	106,088	4,961
Towne Bank/Portsmouth VA (2)	57,200	1,238
Western Alliance Bancorp (1)	103,600	3,383
		81,847
Total Banks		139,538

CAPITAL MARKETS 21.6%		
Asset Managers 4.8%		
Legg Mason	99,900	2,946
Och-Ziff Capital Management, Partnership	2,466,800	9,374
TriplePoint Venture Growth BDC (2)	263,581	2,791
Waddell & Reed Financial, Class A	523,100	9,008
		24,119
Exchanges 5.1%		
Bats Global Markets (1)(2)	27,619	709
CBOE Holdings	92,100	6,136
CME Group	53,000	5,162
Intercontinental Exchange	54,700	14,001
		26,008
Security Brokers & Dealers 7.2%		
E*TRADE Financial (1)	232,800	5,468
Houlihan Lokey	61,900	1,385
Lazard, Class A, Partnership	198,200	5,902
LPL Financial Holdings (2)	111,580	2,514
Morgan Stanley	573,900	14,910
TD Ameritrade Holding	221,800	6,316
		36,495
Trust Banks 4.5%		
Northern Trust	66,800	4,426
State Street	342,000	18,441
		22,867
Total Capital Markets		109,489
FINANCE 7.9%		
Consumer Finance 2.8%		
American Express	195,400	11,872

SLM Corporation (1)	416,800	2,576
		14,448
Diversified Financials 3.1%		
MasterCard, Class A	67,300	5,927
PayPal Holdings (1)	145,600	5,316
Visa, Class A	58,300	4,324
		15,567
Thrift & Mortgage Finance 2.0%		
Clifton Bancorp (2)	38,400	579
PennyMac Financial Services (1)	175,162	2,188
United Financial Bancorp	401,100	5,206
Webster Financial	66,142	2,245
		10,218
Total Finance		40,233
INSURANCE 31.9%		
Insurance Agents - Brokers & Services 4.2%		
Crawford, Class A (2)	907,153	6,922
Marsh & McLennan	107,600	7,366
Willis Towers Watson	56,625	7,039
		21,327
Life Insurance 4.8%		
AIA Group (HKD)	273,400	1,644
Ameriprise Financial	98,730	8,871
Aviva (GBP)	269,137	1,446
MetLife	253,996	10,117
Prudential (GBP)	123,643	2,106
		24,184
Property & Casualty Insurance 17.1%		
CNA Financial	337,980	10,619

Direct Line Insurance (GBP)	427,783	1,978
Enstar (1)	14,739	2,387
Infinity Property & Casualty	36,000	2,904
Loews	146,400	6,016
National Interstate	72,500	2,193
OneBeacon Insurance Group, Class A	325,783	4,496
ProAssurance	104,500	5,596
Progressive	314,300	10,529
RSA Insurance Group (GBP)	1,232,519	8,231
Safety Insurance Group	87,800	5,407
Sampo, A Shares (EUR)	46,697	1,908
State Auto Financial	335,567	7,352
Third Point Reinsurance (1)(2)	113,500	1,330
White Mountains Insurance Group	3,900	3,284
XL Group	169,100	5,633
Zurich Insurance Group (CHF)	28,572	7,069
		86,932
Title Insurance 5.8%		
Black Knight Financial Services, Class A (1)(2)	166,700	6,268
CoreLogic (1)	185,636	7,143
First American Financial	86,757	3,489
FNF	239,030	8,964
Stewart Information Services	91,823	3,803
		29,667
Total Insurance		162,110
REAL ESTATE 6.6%		
Real Estate 6.6%		
American Campus Communities, REIT	96,800	5,118
AvalonBay Communities, REIT	4,900	884
Equity Residential, REIT	22,800	1,571
Redwood Trust, REIT	318,750	4,402

SL Green Realty, REIT	43,900	4,674
Taubman Centers, REIT	23,400	1,736
Tri Pointe (1)	241,050	2,849
VEREIT, REIT	73,700	747
Vornado Realty Trust, REIT	65,200	6,528
William Lyon Homes (1)(2)	301,015	4,852
Total Real Estate		33,361
Total Miscellaneous Common Stocks 0.0% (3)		625
Total Common Stocks (Cost $444,536)		485,356
SHORT-TERM INVESTMENTS 4.6%		
Money Market Funds 4.6%		
T. Rowe Price Reserve Investment Fund, 0.32% (4)(5)	23,669,504	23,670
Total Short-Term Investments (Cost $23,670)		23,670
SECURITIES LENDING COLLATERAL 3.1%		
Investments in a Pooled Account through Securities Lending Program with State Street Bank and Trust Company 3.1%		
Money Market Funds 3.1%		
T. Rowe Price Short-Term Reserve Fund, 0.33% (4)(5)	1,569,048	15,690
Total Investments through Securities Lending Program with State Street Bank and Trust Company		15,690
Total Securities Lending Collateral (Cost $15,690)		15,690
Total Investments in Securities 103.3% of Net Assets (Cost $483,896)		**$ 524,716**

‡ Shares are denominated in U.S. dollars unless otherwise noted.

(1) Non-income producing

(2) All or a portion of this security is on loan at June 30, 2016 -- total value of such securities at period-end amounts to $15,581. See Note 3.

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price Financial Services Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund incepted on September 30, 1996. The fund seeks long-term growth of capital and a modest level of income.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions, if any, are reflected as realized gain/loss. Earnings on investments recognized as partnerships for federal income tax purposes reflect the tax character of such earnings. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions from REITs are initially recorded as dividend income and, to the extent such represent a return of capital or capital gain for tax purposes, are reclassified when such information becomes available. Income distributions are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $7,000 for the six months ended June 30, 2016.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board and has representation from legal, portfolio management and trading, operations, risk management, and the fund’s treasurer.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded equity securities listed on a domestic exchange generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2016:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2016.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Securities Lending The fund may lend its securities to approved brokers to earn additional income. Its securities lending activities are administered by a lending agent in accordance with a securities lending agreement. Security loans generally do not have stated maturity dates, and the fund may recall a security at any time. The fund receives collateral in the form of cash or U.S. government securities, valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the lending agent(s) in accordance with investment guidelines approved by fund management. Additionally, the lending agent indemnifies the fund against losses resulting from borrower default. Although risk is mitigated by the collateral and indemnification, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities, collateral investments decline in value, and the lending agent fails to perform. Securities lending revenue consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower, compensation to the lending agent, and other administrative costs. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At June 30, 2016, the value of loaned securities was $15,581,000; the value of cash collateral and related investments was $15,690,000.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $70,811,000 and $130,917,000, respectively, for the six months ended June 30, 2016.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At June 30, 2016, the cost of investments for federal income tax purposes was $493,575,000. Net unrealized gain aggregated $31,141,000 at period-end, of which $91,401,000 related to appreciated investments and $60,260,000 related to depreciated investments.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.270% for assets in excess of $500 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2016, the effective annual group fee rate was 0.29%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the six months ended June 30, 2016, expenses incurred pursuant to these service agreements were $23,000 for Price Associates; $251,000 for T. Rowe Price Services, Inc.; and $42,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements, if any.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended June 30, 2016, the fund was charged $29,000 for shareholder servicing costs related to the college savings plans, of which $15,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At June 30, 2016, approximately 6% of the outstanding shares of the fund were held by college savings plans.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended June 30, 2016, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page

https://www3.troweprice.com/usis/corporate/en/utility/policies.html and scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 11, 2016, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month, one-year, and year-by-year returns, as well as the fund’s average annualized total returns over the 3-, 5-, and 10-year periods, and compared these returns with a wide variety of comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results and factoring in the relative market conditions during certain of the performance periods, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the fund.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and total expense ratio were above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts (including subadvised mutual funds) and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to subadvisory and other institutional account clients, including information about how the requirements and economics of the institutional business differ from those of the Advisor’s proprietary mutual fund business. The Board considered information showing that the Advisor’s proprietary mutual fund business is generally more complex from a business and compliance perspective than its institutional account business and considered various other relevant factors, including the broader scope of operations and oversight, more extensive shareholder communication infrastructure, greater asset flows, heightened business risks, and differences in applicable laws and regulations associated with the Advisor’s proprietary mutual fund business. In assessing the reasonableness of the fund’s management fee rate, the Board considered the differences in the nature of the services required for the Advisor to manage its proprietary mutual fund business versus managing a discrete pool of assets as a subadvisor to another institution’s mutual fund or for another institutional account and the degree to which the Advisor performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Financial Services Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2016

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2016